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                                                                   EXHIBIT 10.17


                                                               December 17, 1999

TO:      Holders of Series A, B and C Convertible Preferred Stock

               RE:   LETTER AGREEMENT SERIES A, B AND C PREFERRED STOCK

Ladies and Gentlemen:

         Advanced Environmental Recycling Technologies, Inc. (the "Company") and each of the undersigned, for good and valuable consideration, intending to be legally bound, hereby agree as follows:

          1. The Filing Date (as originally defined in Section 2(a) of the Registration Rights Agreement, dated as of September 30, 1998 (the "Registration Rights Agreement"), by and among the Company and each of you) and as subsequently redefined on April 12, 1999, shall not mean June 1, 1999, but shall instead mean January 1, 2000.

          2. The Registration Deadline (as originally defined in Section 2(c) of the Registration Rights Agreement, and as subsequently redefined on April 12, 1999, by and among the Company and each of you) shall not mean August 1, 1999, but shall instead mean March 1, 2000.

          3. This agreement shall become effective when counterparts of this agreement have been signed by each party hereto and delivered to each other party hereto; provided however, that this agreement shall be deemed to be void from the beginning and of no further force and effect if (a) the Registration Statement (as defined in the Registration Rights Agreement) is either (i) not filed by January 1, 2000 or (ii) not declared effective by March 1, 2000 or (b) the Company shall have 50% or more of the voting power of its capital stock owned beneficially by one person, entity or "group" (as such term is used under Section 13(d) of the Securities Exchange Act of 1934, as amended) other than Marjorie Brooks, Steven Brooks, Joseph Brooks, Douglas Brooks and members of their immediate family (each of the events in the immediately preceding clauses (a)(i), (a)(ii) or (b) being a "Termination Event"). If a Termination Event occurs, all of the rights and remedies of the Investors (as defined in the Registration Rights Agreement) shall be restored as if this Agreement had never been in force, including, without limitation, that the Filing Date shall mean June 1, 1999 and the Registration Deadline shall mean August 1, 1999 and all payments pursuant to Section 2(c) of the Registration Rights Agreement (as amended on April 12, 1999) shall be calculated as of such dates.

          If the foregoing accurately states the terms of the agreement that each of you have reached with the Company, please so indicate by signing this agreement in the space indicated below. This agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement. This agreement, once executed by a party, may be delivered to the other



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          parties hereto by facsimile transmission of a copy of this agreement bearing the signature of the party so delivering this agreement.


                                            Very truly yours,

                                            ADVANCED ENVIRONMENTAL RECYCLING
                                            TECHNOLOGIES, INC.


                                            By:  /S/ Joe G. Brooks, Chairman
                                               --------------------------------

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Agreed to and accepted as of the date first written above:

ZANETT LOMBARDIER, LTD.                         HARLOW ENTERPRISES, INC.


By:  /S/ G. A. Cicogna                          By:
   -------------------------------                  ---------------------------
Name:  Gianluca Cicogna                         Name:
Title: Director to Advisor                           --------------------------
                                                Title:
                                                      -------------------------


PARKLAND LIMITED


By:
   -------------------------------
Name:
     -----------------------------
Title:
      ----------------------------


GOLDMAN SACHS PERFORMANCE                       GOLDMAN SACHS PERFORMANCE
PARTNERS (OFFSHORE), L.P.                       PARTNERS, L.P.

By:  Commodities Corporation LLC,               By: Commodities Corporation LLC,
     its general partner                            its general partner


By:  /S/ Michael Strashinsky                    By: /S/ Michael Strashinsky
   -------------------------------                  ----------------------------
Name:  Michael Strashinsky                      Name:  Michael Strashinsky
Title: Vice President                           Title: Vice President





/S/ Samuel L. Milbank                           /S/ Bruno Guazzoni
----------------------------------              --------------------------------
SAMUEL L. MILBANK                               BRUNO GUAZZONI





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Agreed to and accepted as of the date first written above:

RAZORBACK FARMS, INC.                           BROOKS INVESTMENTS, INC.


By: /S/ Steve Brooks                            By: /S/ Marjorie S. Brooks
    ------------------------------                 -----------------------------
Name:  RAZORBACK FARMS, INC.                    Name:  BROOKS INVESTMENT CO.
Title: CEO                                      Title: Chairman





/S/ Ike Tull                                    /S/ Michael Tull
----------------------------------              --------------------------------
IKE TULL                                        MICHAEL TULL




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Agreed to and accepted as of the date first written above:

ALLEN & CO.                                     MILLENCO


By:  /S/ Terry Feeney                           By:  /S/ Terence McCarthy
   -----------------------------------              ----------------------------
Name:  TERRY FEENEY                             Name:  TERENCE MCCARTHY
Title: CHIEF ADMINISTRATIVE OFFICER             Title: C.O.O.





/S/ Robert A. Mackie
--------------------------------------
ROBERT A. MACKIE